SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934

                          Date of Report: June 4, 1997

                           Titan Pharmaceuticals, Inc.
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        0-27436                                           94-3171940
(Commission File Number)                       (IRS Employer Identification No.)

    400 Oyster Point Blvd., Suite 505, South San Francisco, California  94080
              (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (415) 244-4990


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Item 5. Other Events

     On June 4, 1997, Ingenex, Inc., a majority-owned subsidiary of the Registrant, completed the sale of its GSX System, a research technology, and certain fixed assets to Pharmaceutical Product Development, Inc. for $8,722,500 in cash and the assumption of certain lease liabilities. The following sets forth the condensed consolidated balance sheet of the Registrant at March 31, 1997 giving pro forma effect to the consummation of the sale:

                                                                                                            Pro Forma
                                                                   At March 31, 1997    Adjustments(1)  at March 31, 1997
                                                                   -----------------    --------------  -----------------
                                                                     (unaudited)                           (unaudited)
Assets
Current assets:
  Cash and cash equivalents                                        $   3,365,609          7,634,775        $ 11,000,384
  Short-term investments                                               4,500,000                              4,500,000
  Prepaid expenses and other current assets                              213,755                                213,755
  Receivable from Ansan Pharmaceuticals, Inc.                            136,915                                136,915
                                                                   -------------                           ------------
      Total current assets                                             8,216,279                             15,851,054
Furniture and equipment, net                                             734,982           (422,195)            312,787
Deferred financing costs                                                  84,787            (84,787)               --
Note receivable from Ansan Pharmaceuticals, Inc.                       1,000,000                              1,000,000
Investment in Ansan Pharmaceuticals, Inc.                                310,815                                310,815
Other assets                                                             280,092           (125,344)            154,748
                                                                   -------------                           ------------
                                                                   $  10,626,955                           $ 17,629,404
                                                                   =============                           ============
Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable                                                 $     706,746                                706,746
  License fee payable                                                  2,000,000                              2,000,000
  Accrued legal fees                                                     516,946            100,000             616,946
  Accrued sponsored research                                              92,811                                 92,811
  Other accrued liabilities                                              432,017            582,651           1,014,668
  Current portion of capital lease obligations                           276,143           (276,143)               --
  Current portion of technology financing - Ingenex, Inc.                591,652           (591,652)               --
                                                                   -------------                           ------------
      Total current liabilities                                        4,616,315                              4,431,171
Noncurrent portion of capital lease obligation                           408,501           (408,501)               --
Noncurrent portion of technology financing - Ingenex, Inc.               562,600           (562,600)               --
                                                                   -------------                           ------------
Total liabilities                                                      5,587,416                              4,431,171
Commitments
Minority interest - Series B preferred stock of Ingenex, Inc.          1,241,032                              1,241,032
Guaranteed security value                                              5,500,000                              5,500,000
Stockholders' equity (net capital deficiency):
  Common stock, at amounts paid in                                    49,622,782                             49,622,782
  Additional paid-in capital                                           6,521,353                              6,521,353
  Deferred compensation                                                 (587,160)                              (587,160)
  Deficit accumulated during the development stage                   (57,258,468)         8,158,694         (49,099,774)
                                                                   -------------                           ------------
      Total stockholders' equity (net capital deficiency)             (1,701,493)                             6,457,201
                                                                   -------------                           ------------
                                                                   $  10,626,955                           $ 17,629,404
                                                                   =============                           ============

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(1) Reflects the use of a portion of the proceeds to repay all outstanding amounts owed under a technology financing arrangement. Additionally, the Company has provided for certain accrued liabilities aggregating $683,000 in connection with the sale, including severance payments, legal fees and other items.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TITAN PHARMACEUTICALS, INC.


                                     By: /s/ Louis R. Bucalo
                                         ----------------------------
                                         Louis R. Bucalo, M.D.
                                         President and Chief Executive Officer

Dated:  June 9, 1997